Property and Equipment, Net	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment, Net [Abstract]
Property and equipment, net

Note 6 – Property and equipment, net

Property and equipment consist of the following:

	December 31, 2023	December 31, 2022

Office and electronic equipment	$323,282	$328,305
Vehicle	752,490	765,250
Furniture and leasehold improvement	31,247	31,285
Office building	8,316,572	8,457,598
Construction in process	781,185	599,319
Less: accumulated depreciation	(1,033,670)	(758,044)
Total	$9,171,106	$9,423,713

Construction in progress represent ongoing construction for the office building mentioned above. The construction was to install elevator, HVAC, electrical system and office construction for the third and fourth floor of the office building to get the office space ready for use. The construction is expected to complete in 2024.

Depreciation expense for the years ended December 31, 2023, 2022 and 2021 was $288,862, $340,296, and $186,551, respectively.